Exhibit 99.2

Condensed Interim Financial Statements of

Pacific Sun Packaging Inc.

For the three months ended

March 31, 2025, and 2024

(Unaudited- Expressed in United States Dollars)

Pacific Sun Packaging Inc.

Condensed Interim Balance Sheets
(Unaudited- Expressed in United States dollar)

As of:	March 31, 2025	December 31, 2024
ASSETS Current Assets
Cash	$87,192	$29,544
Receivables, net (Note 4)	103,901	303,837
Inventory (Note 6)	136,108	124,398
Inventory deposits	23,468	19,620
Loan receivable- shareholder (Note 7)	53,498	-
Total Current Assets	404,167	477,399
TOTAL ASSETS	$404,167	$477,399

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities (Note 5)	$144	$949
Accounts payable and accrued liabilities – Related party (Note 7)	1,879	8,660
Loan payable- Related party (Note 7)	-	59,647
Total Current Liabilities	2,023	69,256
TOTAL LIABILITIES	$2,023	$69,256
Commitment and contingencies (Note 9)
EQUITY
Share capital (Note 8)	10,000	10,000
Retained earnings	392,144	398,143
TOTAL EQUITY	402,144	408,143
TOTAL LIABILITIES AND EQUITY	$404,167	$477,399

The accompanying notes are an integral part of these unaudited condensed interim financial statements

Pacific Sun Packaging Inc.

Condensed Interim Statements of Operations

For the three months ended March 31, 2025 and 2024

(Unaudited- Expressed in United States dollar, except for the number of shares)

	Three months ended March 31,	Three months ended March 31,
	2025	2024
Sales (Note 10)	$108,850	211,266
Cost of goods sold	81,119	106,190
Gross profit	27,731	105,076
Operating expenses
Office and administrative	$10,240	14,891
Professional fees	2,643	1,620
Salaries and wages (Note 7)	20,847	65,475
Total operating expenses	$33,730	81,986
Net (loss) income	$(5,999)	23,090
Basic and diluted (loss) earnings per share:	$(59.99)	230.90
Weighted average shares outstanding	100	100

The accompanying notes are an integral part of these unaudited condensed interim financial statements

Pacific Sun Packaging Inc.
Condensed Interim Statements of Changes in Equity
For the three months ended March 31, 2025 and 2024
(Unaudited- Expressed in United States dollars, except for the number of shares)

	Common Stock		Retained
	Number of shares#	Amount $	earnings $	Total $
Balance, December 31, 2023	100	10,000	363,428	373,428
Net income for the period	-	-	23,090	23,090
Balance, March 31, 2024	100	10,000	386,518	396,518
Balance, December 31, 2024	100	10,000	398,143	408,143
Net loss for the period	-	-	(5,999)	(5,999)
Balance, March 31, 2025	100	10,000	392,144	402,144

The accompanying notes are an integral part of these unaudited condensed interim financial statements

Pacific Sun Packaging Inc.

Condensed Interim Statements of Cash Flows

For the three months ended March 31, 2025 and 2023

(Unaudited- Expressed in United States dollars)

	March 31, 2025	March 31, 2024
Operating activities
Net (loss) income	$(5,999)	$23,090
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Non-cash items	-	-

Changes in operating assets and liabilities:
Receivables	199,936	107,539
Inventory	(11,710)	25,457
Accounts payable and accrued liabilities	(805)	(33,452)
Accounts payable and accrued liabilities – Related party	(6,781)	(26,000)
Inventory deposits	(3,848)	(2,453)
Cash flows provided by operating activities	$170,793	$94,181

Financing activities
Repayment of Shareholder loan	(113,145)	(108,168)
Cash flows used in financing activities	$(113,145)	$(108,168)
Change in cash	57,648	(13,987)
Cash, beginning of period	29,544	59,934
Cash, ending of period	$87,192	$45,947
Supplemental cash flow information:
Cash paid for interest	-	-
Cash paid for taxes	-	-

The accompanying notes are an integral part of these unaudited condensed interim financial statements

Pacific Sun Packaging Inc.

Notes to the Condensed Financial Statements

(Unaudited - Expressed in United States dollars)

1.	Organization and nature of operations

Pacific Sun Packaging Inc. (the “Company”) was incorporated in the State of California on February 22, 2011. The Company operates in the packaging and distribution industry, specializing in providing custom IT packaging solutions and wholesale packaging materials to both domestic and international clients. Its principal business activities include the design, sourcing, and distribution of corrugated boxes, shipping materials, protective packaging, and other related supplies for businesses across multiple sectors, including technology, consumer goods, and logistics.

The Company has established itself as a niche-market provider with limited direct competition in its segment and has a reputation for responsive customer service and flexible, customized packaging solutions. The Company operates from San Clemente, California, and conducts business primarily within the United States, although it services select international clients. It maintains a lean operational structure with the owner actively involved on a part-time basis, and a small team responsible for sales, procurement, and fulfillment.

The Company is privately held and, as of March 31, 2025, is wholly owned by a single shareholder. There are no subsidiaries or affiliated entities.

2.	Going concern

Management has evaluated the Company’s ability to continue as a going concern for a period of one year from the issuance of these financial statements and has concluded that there are no conditions or events that raise substantial doubt about the Company’s ability to continue as a going concern.

3.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. Accordingly, the unaudited condensed financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, we have included all adjustments considered necessary for a fair presentation and such adjustments are of a normal recurring nature. These unaudited condensed financial statements should be read in conjunction with the financial statements for the years ended December 31, 2024, and 2023. The results of operations for the three months ended March 31, 2025, are not necessarily indicative of the results to be expected for the full fiscal year ending December 31, 2025.

The Company has elected to be treated as an S Corporation for U.S. federal income tax purposes. As such, corporate income is generally passed through to the shareholder and not subject to federal corporate income tax. Accordingly, no provision for income taxes is included in these financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates include the collectability of receivables, valuation of inventory, and accrued liabilities. Actual results could differ materially from those estimates.

Pacific Sun Packaging Inc.

Notes to the Condensed Financial Statements

(Unaudited - Expressed in United States dollars)

Recently Adopted Accounting Standards

During the year ended December 31, 2024, the Company adopted Accounting Standards Update (ASU) 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. This standard requires the use of an expected credit loss model rather than the incurred loss model for financial assets measured at amortized cost. The adoption of ASU 2016-13 did not have a material impact on the Company’s financial statements, as historical write-offs have been minimal and the Company determined that expected credit losses were immaterial as of the reporting date.

Recently Issued Accounting Standards

The Company assesses the adoption impacts of recently issued, but not yet effective, accounting standards by the Financial Accounting Standards Board on the Company's unaudited condensed financial statements.

There are no recently issued accounting standards which may have effect on the Company’s unaudited condensed financial statements

4.	Receivables

As of March 31, 2025 and December 31, 2024, receivables consisted of trade receivables of $103,901 and

$303,837, respectively. As of March 31, 2025 and December 31, 2024, the Company recognized credit losses of $nil and $nil, respectively.

5.	Accounts Payable and Accrued Liabilities

As of December 31, 2024 and 2023, accounts payable and accrued liabilities consisted of the following:

	March 31, 2025	December 31, 2024
Accounts payable	$-	$-
Accrued liabilities	144	949
	$144	$9,609

Pacific Sun Packaging Inc.

Notes to the Condensed Financial Statements

(Unaudited - Expressed in United States dollars)

6.	Inventory

As of March 31, 2025 and December 31, 2024, inventory consisted of the following:

	March 31,	December 31,
	2025	2024

Finished goods	$136,108	$124,398
	$136,108	$124,398

Cost of inventory recognized as expense in cost of sales for the three months ended March 31, 2025, and 2024, totaled $81,119 and $106,190, respectively. As at March 31, 2025, and December 31, 2024, the Company recorded an allowance for inventory of $nil.

7.	Related Party Transactions

Related parties consist of the following individuals:

●	Steve Johnson, Sole Shareholder, President, and Chief Executive Officer

●	Michael T Kerzie, Brother of Steven Johnson and Sales Representative

Key management personnel include individuals who have authority and responsibility for planning, directing, and controlling the activities of the Company as a whole. The Company has determined that key management personnel consist solely of the sole shareholder and President, Mr. Steven Johnson.

During the three months ended March 31, 2025, the Company had the following transactions with related parties:

●	The Company had an outstanding loan receivable from Steve Johnson, Sole Shareholder, in the amount of $53,498 as of March 31, 2025 (December 31, 2024 – loan payable of $59,647). The Company repaid $113,145 on the loan during the year. The loan is non-interest bearing, unsecured, and repayable on demand.

●	During the three months ended March 31, 2025, the Company incurred rent expense of $nil (2024 – $9,000) for leasing a building owned by Steve Johnson. As the Sole Shareholder of the Company and the owner of the leased building, Steve Johnson used his discretion to allocate rent to the Company.

●	The Company employed Michael T Kerzie, the brother of Steven Johnson, as a commissioned sales representative. Michael T Kerzie earned commissions in connection with customer orders during the normal course of business. All compensation paid was based on standard commission rates consistent with those paid to third-party representatives. During the three months ended March 31, 2025, the Company incurred commission expenses totaling $5,628 (March 31, 2024-$42,975) payable to Michael T. Kerzie in the normal course of business. As at March 31, 2025, the amount accrued and payable to Michael T. Kerzie was $1,879 (December 31, 2024- $8,660).

There were no other transactions with related parties requiring disclosure under ASC 850 for the three months ended March 31, 2025 and 2024

8.	Share Capital

The Company is authorized to issue 5,000 shares of common stock with a par value of $100 per share. As of March 31, 2025, 100 common shares were issued and outstanding with a stated capital of $10,000, unchanged from December 31, 2024. The Company has not issued any additional classes of shares, and there are no outstanding options, warrants, or convertible securities

Pacific Sun Packaging Inc.

Notes to the Condensed Financial Statements

(Unaudited - Expressed in United States dollars)

9.	Commitments and Contingencies

There were no commitments or contingencies as of March 31, 2025.

10.	Concentration

Customers

For the three months ended March 31, 2025, the Company recorded 40% of its revenue from its 2 largest customers. The Company’s largest customer, representing $27,040 of revenue, relates to sales to a wholesaler during the period.

For the three months ended March 31, 2024, the Company recorded 64% of its revenue from its 2 largest customers. The Company’s largest customer, representing $77,760 of revenue, relates to sales to a wholesaler during the period.

As of March 31, 2025, the Company had $18,532 receivables due from these customers.

Suppliers

During the three months end March 31,2025, and 2024, the Company had 3 key suppliers that represented approximately 96% and 1 key supplier that represented 100%, respectively, of the cost incurred in the purchase of inventory. The table below represents a breakdown of each supplier as a percentage of the cost incurred (Suppliers are shown from largest to smallest and does not necessarily represent the same suppliers period over period):

	Three months	Three months
	ended March 31,	ended March 31,
	2025	2024
Supplier 1	48%	100%
Supplier 2	34%	-
Supplier 3	14%	-

	96%	100%

The Company continually evaluates the performance of its suppliers and the availability of alternatives to substitute for or supplement its inventory production supply chain and potentially considers the domestic manufacturers.

11.	Subsequent Events

The Company has evaluated subsequent events through July 3, 2025, the date the financial statements were available to be issued.

Subsequent to March 31,2025, the Company entered into negotiations with an external party regarding a potential sale of the business. As of the date the financial statements were available to be issued, no binding agreement has been executed.

Financial Statements

Pacific Sun Packaging Inc.

For the years ended
December 31, 2024, and 2023

(Expressed in United States Dollars)

Independent Auditor’s Report

To Member or Shareholder of Pacific Sun Packaging Inc

Opinion

We have audited the accompanying financial statements of Pacific Sun Packaging Inc, which comprise the balance sheet as of December 31, 2024 and 2023, and the related statement of earnings and member’s equity and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pacific Sun Packaging Inc as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Pacific Sun Packaging Inc and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Pacific Sun Packaging Inc’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

12 Greenway Plaza Suite 1100 | Houston, Texas 77046

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Pacific Sun Packaging Inc’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Pacific Sun Packaging Inc’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audits.

HTL CPAs & Business Advisors LLC

Houston, TX

July 3, 2025

Pacific Sun Packaging Inc.

Balance Sheets

For the years ended December 31, 2024 and 2023

(Expressed in United States dollar)

As of:	December 31, 2024	December 31, 2023

ASSETS
Current Assets
Cash	$29,544	$59,934
Receivables, net (Note 4)	303,837	270,219
Inventory (Note 6)	124,398	169,330
Inventory deposits	19,620	29,790
Total Current Assets	$477,399	$529,273

TOTAL ASSETS	$477,399	$529,273
LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities (Note 5)	$949	$34,856
Accounts payable and accrued liabilities – Related party (Note 7)	8,660	34,660
Loan payable – Related party (Note 7)	59,647	86,329
Total Current Liabilities	$69,256	$155,845
TOTAL LIABILITES	$69,256	$155,845

Commitments and Contingencies (Note 9)

EQUITY

Share capital (Note 8)	$10,000	$10,000
Retained earnings	398,143	363,428
TOTAL EQUITY	$408,143	$373,428
TOTAL LIABILITIES AND EQUITY	$477,399	$529,273

The accompanying notes are an integral part of these financial statements

Pacific Sun Packaging Inc.

Statements of Operations

For the years ended December 31, 2024 and 2023

(Expressed in United States dollar, except for the number of shares)

	December 31, 2024	December 31, 2023
Sales (Note 10)	$952,304	1,199,114
Cost of goods sold	603,728	741,055
Gross profit	$348,576	458,059

Operating expenses Office and administrative	$67,654	172,653
Professional fees	8,157	10,304
Salaries and wages (Note 7)	238,050	267,590
Total operating expenses	$313,861	450,547

Net income	34,715	7,512

Basic and diluted earnings per share:	$347.15	75.12

Weighted average shares outstanding	100	100

The accompanying notes are an integral part of these financial statements

Pacific Sun Packaging Inc.

Statements of Changes in Equity

For the years ended December 31, 2024 and 2023

(Expressed in United States dollars, except for the number of shares)

	Common Stock
	Number of shares #	Amount $	Retained earnings $	Total $

Balance, January 1, 2022	100	10,000	355,916	365,916
Net income for the year	-	-	7,512	7,512
Balance, December 31, 2023	100	10,000	363,428	373,428

Balance, January 1, 2024	100	10,000	363,428	373,428
Net income for the year	-	-	34,715	34,715
Balance, December 31, 2024	100	10,000	398,143	408,143

The accompanying notes are an integral part of these financial statements

Pacific Sun Packaging Inc.

Statements of Cash Flows

For the years ended December 31, 2024 and 2023

(Expressed in United States dollars)

	December 31, 2024	December 31, 2023
Operating activities

Net income	$34,715	$7,512
Adjustments to reconcile net income to net cash used in operating activities:
Non-cash items	-	-

Changes in operating assets and liabilities:
Receivables, net	(33,618)	(159,737)
Inventory	44,932	(5,850)
Accounts payable and accrued liabilities	(33,907)	(34,454)
Accounts payable and accrued liabilities – Related party	(26,000)	27,551
Inventory deposits	10,170	56,808
Cash flows used in operating activities	$(3,708)	$(108,170)

Financing activities
(Repayment of) proceeds from related party loan	$(26,682)	$86,329
Cash flows (used in) provided by financing activities	$(26,682)	$86,329
Change in cash	(30,390)	(21,841)
Cash, beginning of the year	59,934	81,775
Cash, ending of the year	$29,544	$59,934

Supplemental cash flow information:
Cash paid for interest	-	-
Cash paid for taxes	-	-

The accompanying notes are an integral part of these financial statements

Pacific Sun Packaging Inc.

Notes to the Financial Statements

For the years ended December 31, 2024 and 2023

(Expressed in United States dollars)

1.	Organization and nature of operations

Pacific Sun Packaging Inc. (the “Company”) was incorporated in the State of California on February 22, 2011. The Company operates in the packaging and distribution industry, specializing in providing custom IT packaging solutions and wholesale packaging materials to both domestic and international clients. Its principal business activities include the design, sourcing, and distribution of corrugated boxes, shipping materials, protective packaging, and other related supplies for businesses across multiple sectors, including technology, consumer goods, and logistics.

The Company has established itself as a niche-market provider with limited direct competition in its segment and has a reputation for responsive customer service and flexible, customized packaging solutions. The Company operates from San Clemente, California, and conducts business primarily within the United States, although it services select international clients. It maintains a lean operational structure with the owner actively involved on a part-time basis, and a small team responsible for sales, procurement, and fulfillment.

The Company is privately held and, as of December 31, 2024, is wholly owned by a single shareholder. There are no subsidiaries or affiliated entities.

2.	Going concern

Management has evaluated the Company’s ability to continue as a going concern for a period of one year from the issuance of these financial statements and has concluded that there are no conditions or events that raise substantial doubt about the Company’s ability to continue as a going concern.

3.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Company uses the accrual basis of accounting, under which revenues are recognized when earned and expenses are recognized when incurred. These financial statements reflect the operations of Pacific Sun Packaging Inc. on a standalone basis.

The Company has elected to be treated as an S Corporation for U.S. federal income tax purposes. As such, corporate income is generally passed through to the shareholder and not subject to federal corporate income tax. Accordingly, no provision for income taxes is included in these financial statements.

This summary of significant accounting policies of the Company is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates include the collectability of receivables, valuation of inventory, and accrued liabilities. Actual results could differ materially from those estimates.

Pacific Sun Packaging Inc.

Notes to the Financial Statements

For the years ended December 31, 2024 and 2023

(Expressed in United States dollars)

Risks and Uncertainties

The Company is subject to risks common to businesses in the packaging industry, including customer concentration, supply chain disruptions, and inflationary cost pressures. In addition, the Company is in negotiations for a potential sale, which may result in future changes to its operations or management. Management has evaluated these matters and determined there is no substantial doubt about the Company’s ability to continue as a going concern.

Concentration of Credit Risk

Cash and receivables are potentially subject to credit risk. The Company places its cash in what it believes to be credit-worthy financial institutions. Receivables relate to amounts owed by customers, and the Company evaluates the creditworthiness of customers on an ongoing basis and maintains an allowance for doubtful accounts when appropriate. As of December 31, 2024, the Company believes all receivables are collectible and has not recorded an allowance for doubtful accounts.

Cash

Cash consists of bank balances held at financial institutions.

Receivables

All receivables under standard terms are due thirty (30) days from the date billed. If the funds are not received within thirty (30) days, the customer is contacted to arrange payment. The Company uses the allowance for credit losses method to account for uncollectable receivables. As of December 31, 2024 and 2023, there was no allowance for credit losses related to receivables recorded.

Inventory

Inventory entirely consists of finished goods acquired for sale. Inventory is stated at the lower of cost or net realizable value. Cost is determined using the weighted average method. Net realizable value is determined on the basis of anticipated sales proceeds less the estimated selling expenses. To assess the need for an allowance due to obsolescence or a decline in net realizable value, management evaluates inventory aging in conjunction with expected future sales and compares the cost of inventory to its net realizable value. If the carrying amount exceeds net realizable value, an allowance is recorded to write down the inventory to its estimated net realizable value.

Inventory deposits

Inventory deposits relate to deposits made to vendors for inventory purchases. The Company may place deposits with key suppliers to secure future inventory production. These deposits are subject to credit risk if the supplier fails to deliver the goods or becomes insolvent. The Company monitors supplier financial condition and performance and does not consider these deposits to be impaired as of the reporting date.

Revenue Recognition

Revenue is recognized when control of the promised goods is transferred to the customer, which typically occurs upon shipment or delivery. Revenue is measured at the transaction price agreed with the customer, net of estimated returns, allowances, and discounts. The Company does not have significant post-delivery obligations or variable consideration arrangements.

Pacific Sun Packaging Inc.

Notes to the Financial Statements

For the years ended December 31, 2024 and 2023

(Expressed in United States dollars)

Income tax

Pacific Sun Packaging Inc. has elected to be taxed as an S-Corporation under the Internal Revenue Code. Accordingly, the Company is generally not subject to federal and most state corporate income taxes. Instead, the Company’s taxable income or loss is passed through to the shareholder and reported on the shareholder’s individual income tax return.

The Company may, however, be subject to certain state and local taxes and has assessed no material liability for such taxes for the year ended December 31, 2024.

The Company has evaluated its tax positions in accordance with ASC 740-10, Accounting for Uncertainty in Income Taxes, and has determined that there are no material uncertain tax positions that require disclosure as of December 31, 2024.

Financial Instruments and Fair Value Measurement

ASC 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosuresDRAFT of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to asset or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist of cash, receivables, accounts payable and accrued liabilities, and loan payable to related party. Except for cash, the Company’s financial instruments’ carrying amounts approximate their fair values due to their short term to maturity. Cash is measured and recognized at fair value based on level 1 inputs for all periods presented.

Pacific Sun Packaging Inc.

Notes to the Financial Statements

For the years ended December 31, 2024 and 2023

(Expressed in United States dollars)

Leases

The Company accounts for leases in accordance with ASC 842, “Leases”. We determine if an arrangement meets the definition of a lease at inception of the contract. Leases are classified as either operating or finance leases. The Company’s lease has been assessed as a short-term operating lease and as a result no right-of-use (“ROU”) asset or operating lease liability is recorded. The Company recorded short term lease expense of $36,000 and $120,000, respectively, during the years ended December 31, 2024 and 2023. The expense is included in office and administrative expenses and is disclosed as a related party transaction (Note 7).

Earnings per Share

The Company computes earnings per share in accordance with ASC 260, “Earnings per Share”. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the statements of operations. Basic EPS is computed by dividing net income available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential shares of commoDRnAFT stock outstanding during the period using the treasury stock method. The Company did not have any dilutive potential shares of common stock outstanding during the years ended December 31, 2024 and 2023.

Reportable Segments and Geographic Areas

The Company’s operations consists of one reportable segment. The sole director has been identified as the Chief Operating Decision Maker (CODM). The Company’s activities are interrelated, and each activity is dependent upon and supportive of the other. The CODM manages business activities using information for the Company as a whole. Accordingly, all significant operating decisions are based on analysis of financial products provided as a single business. As a result, no disaggregated segment information is presented.

All of the Company’s operations are conducted from and its assets are located in the United States. As a result, no disaggregated geographic area information is presented.

Recently Adopted Accounting Standards

During the year ended December 31, 2024, the Company adopted Accounting Standards Update (ASU) 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. This standard requires the use of an expected credit loss model rather than the incurred loss model for financial assets measured at amortized cost. The adoption of ASU 2016-13 did not have a material impact on the Company’s financial statements, as historical write-offs have been minimal and the Company determined that expected credit losses were immaterial as of the reporting date.

Recently Issued Accounting Standards

The Company assesses the adoption impacts of recently issued, but not yet effective, accounting standards by the Financial Accounting Standards Board on the Company’s financial statements.

There are no recently issued accounting standards which may have an effect on the Company’s financial statements.

4.	Receivables

As of December 31, 2024 and December 31, 2023, receivables consisted of trade receivables of $303,837 and $270, 219, respectively. As of December 31, 2024 and 2023, the Company recognized credit losses of $nil

Pacific Sun Packaging Inc.

Notes to the Financial Statements

For the years ended December 31, 2024 and 2023

(Expressed in United States dollars)

5.	Accounts Payable and Accrued Liabilities

As of December 31, 2024 and 2023, accounts payable and accrued liabilities consisted of the following:

	December 31, 2024	December 31, 2023

Accounts payable	$-	$548
Accrued liabilities	949	34,308
	$949	$34,856

6.	Inventory

As of December 31, 2024 and 2023, inventory consisted of the following:

	December 31,	December 31,
	2024	2023
Finished goods	$124,398	$169,330
	$124,398	$169,330

Cost of inventory recognized as expense in cost of sales for the years ended December 31, 2024 and 2023, totaled $603,728 and $741,055, respectively. As at December 31, 2024 and 2023, the Company recorded an allowance for inventory of $nil

7.	Related Party Transactions

Related parties consist of the following individuals:

●	Steve Johnson, Sole Shareholder, President, and Chief Executive Officer

●	Michael T Kerzie, Brother of Steven Johnson and Sales Representative

Key management personnel include individuals who have authority and responsibility for planning, directing, and controlling the activities of the Company as a whole. The Company has determined that key management personnel consist solely of the sole shareholder and President, Mr. Steven Johnson.

During the year ended December 31, 2024 and 2023, the Company had the following transactions with related parties:

●	The Company had an outstanding loan payable to Steve Johnson, Sole Shareholder, in the amount of $59,647 as of December 31, 2024 (December 31, 2023 – $86,329). The Company repaid $26,682 on the loan during the year. The loan is non-interest bearing, unsecured, and repayable on demand.

●	During the year ended December 31, 2024, the Company incurred rent expense of $36,000 (2023 – $120,000) for leasing a building owned by Steve Johnson. As the Sole Shareholder of the Company and the owner of the leased building, Steve Johnson used his discretion to allocate a reasonable amount of rent to the Company.

●	During the year ended December 31, 2024, office and administrative expenses include $nil (December 31, 2023 - $32,405) for repairs and maintenance of the leased building owned by Steve Johnson.

●	The Company employed Michael T Kerzie, the brother of Steven Johnson, as a commissioned sales representative. Michael T Kerzie earned commissions in connection with customer orders during the normal course of business. All compensation paid was based on standard commission rates consistent with those paid to third-party representatives. During the year ended December 31, 2024, the Company incurred commission expenses totaling $166,351 (December 31, 2023-$251,516) payable to Michael T. Kerzie in the normal course of business. As at December 31, 2024, the amount accrued and payable to Michael T. Kerzie was $8,660 (December 31, 2023-$34,660).

There were no other transactions with related parties requiring disclosure under ASC 850 for the years ended December 31, 2024 and 2023.

Pacific Sun Packaging Inc.

Notes to the Financial Statements

For the years ended December 31, 2024 and 2023

(Expressed in United States dollars)

8.	Share Capital

The Company is authorized to issue 5,000 shares of common stock with a par value of $100 per share. As of December 31, 2024, 100 common shares were issued and outstanding with a stated capital of $10,000, unchanged from December 31, 2023. The Company has not issued any additional classes of shares, and there are no outstanding options, warrants, or convertible securities

9.	Commitments and Contingencies

There were no commitments or contingencies as of December 31, 2024 and 2023 or during the years then ended.

10.	Concentration

Customers

For the year ended December 31, 2024, the Company recorded 67% of its revenue from its 3 largest customers. The Company’s largest customer, representing $284,155 of revenue, relates to sales to a wholesaler during the period.

During the year ended December 31, 2023, the Company recorded 65% of its revenue from its 3 largest customers. The Company’s largest customer, representing $380,200 of revenue, relates to sales to a wholesaler during the period.

As of December 31, 2024, the Company had $117,834 receivables due from these customers.

Suppliers

During the year end December 31, 2024, and 2023, the Company had the same one key supplier that represented approximately 93% and approximately 86%, respectively, of the cost incurred in the purchase of inventory.

The Company continually evaluates the performance of its suppliers and the availability of alternatives to substitute for or supplement its inventory production supply chain and potentially considers the domestic manufacturers.

11.	Subsequent Events

The Company has evaluated subsequent events through July 3, 2025, the date the financial statements were available to be issued.

Subsequent to December 31, 2024, the Company entered into negotiations with an external party regarding a potential sale of the business. As of the date the financial statements were available to be issued, no binding agreement has been executed.